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                                                                   EXHIBIT 10.17

                           WAIVER AND AMENDMENT NO. 3

                                       TO

                          LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 3 ("Amendment") is entered into as of February 26, 1999, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), Cellular Warehouse Inc., a corporation organized under the laws of the State of Georgia ("CWI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA"), Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") and National Cellular Incorporated, a corporation organized under the laws of the State of Texas ("NCI") ("LTC, TWI, CWI, USA, SEI and NCI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders waive certain financial covenant defaults that have occurred and amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. WAIVER. Subject to satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby waives the Event of Default which has occurred as a result of Borrowers' non-compliance with Section 7.21(i) of the Loan Agreement to the extent the Leverage Ratio at the end of the fiscal quarter ended January 31, 1999 with respect to the immediately preceding four fiscal quarter period was no more than 2.56 to 1.00, but, in each case, only to the extent the non-compliance with such Sections occurred prior to such periods.




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         3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

            (a) The following defined terms are added to Section 1.2 of the Loan Agreement in their appropriate alphabetical order:

            "AMENDMENT NO. 3" shall mean Amendment No. 3 to this Agreement dated as of February 26, 1999.

            "AMENDMENT NO. 3 EFFECTIVE DATE" shall mean the date on which all of the conditions precedent contained in Section 5 of the Amendment No. 3 shall have been satisfied.

            (b) Section 2.2(h) of the Loan Agreement is amended in its entirety to provide as follows:

            "2.2(h) REDUCTION PERIOD. Borrowers shall reduce all outstanding Revolving Advances to not more than $9,000,000 and not permit outstanding Revolving Advances to be more than $9,000,000 for the period of June 1, 1999 through and including July 15, 1999."

         4. FIELD EXAM; CONSULTANTS.

                  (i) Notwithstanding the proviso in Section 3.4 of the Loan Agreement, Borrowers agree to pay Agent for all field examination expenses in accordance with Section 3.4 of the Loan Agreement for a field exam to be scheduled by Agent following the Amendment No. 3 Effective Date. The obligation of Borrowers to pay for such field examination expenses shall be in addition to Borrowers' obligation to pay for field examination expenses pursuant to the proviso of Section 3.4 of the Loan Agreement.

                  (ii) Borrowers agree to pay Agent for all costs incurred by Agent in arranging for a consultant to meet with the management of Borrowers and all costs of the consultant in assessing Borrowers' future financial plans.

         5. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by each Borrower and each Lender, (ii) a non-refundable waiver and amendment fee in the amount of $60,000 and all legal fees and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         6. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:



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            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         7. EFFECT ON THE LOAN AGREEMENT.

            (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 2, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         10. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.




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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    LET'S TALK CELLULAR & WIRELESS, INC.


                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO


                                    TELEPHONE WAREHOUSE, INC.

                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO

                                    CELLULAR WAREHOUSE, INC.

                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO


                                    NATIONAL CELLULAR INCORPORATED

                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO


                                    CELLULAR USA

                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO





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                                    SOSEBEE ENTERPRISES, INC.


                                    By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO


                                    THE CHASE MANHATTAN BANK, as Agent and a
                                    Lender

                                    By: /s/ Paula M. Carr
                                       ------------------------------------
                                       Name:  Paula M. Carr
                                       Title: Vice President


                                    Commitment Percentage: 25%

                                    BANK OF AMERICA, FSB, Lender

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    Commitment Percentage: 25%

                                    IBJ WHITEHALL BANK & TRUST COMPANY,
                                    Lender

                                    By: /s/ Patricia G. McCormack
                                       ------------------------------------
                                       Name:  Patricia G. McCormack
                                       Title: Director

                                    Commitment Percentage: 25%


                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES, Lender

                                    By: /s/ Hugh E. Johnson
                                       ------------------------------------
                                       Name:  Hugh E. Johnson
                                       Title: Vice President

                                    Commitment Percentage: 25%




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